SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    May 20, 2003

                             SBM Certificate Company
               (Exact Name of Registrant as Specified in Charter)

           Maryland                  811-6268                  52-2250397
 (State of Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)

c/o STATE BOND & MORTGAGE COMPANY, L.L.C.
5101 RIVER ROAD, SUITE 101
BETHESDA, MD                                                      20816
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: 301-656-4200

                                       N/A
          (Former Name of Former Address, if Changed Since Last Report)

Item 5.  Other Events.

As disclosed in the Form 8-K Current Report dated April 23, 2003, and the Form 8-K Current Report dated May 5, 2003, of SBM Certificate Company (the "Company"), the Securities and Exchange Commission (the "Commission") filed a complaint in the United States District Court for the District of Maryland alleging that the Company's parent, 1st Atlantic Guaranty Corporation ("1st Atlantic") is in violation of Sections 28(a) and 28(b) of the Investment Company Act of 1940 ("1940 Act") because 1st Atlantic's reserves required under the 1940 Act to support its face-amount certificates were inadequate. Without admitting or denying the allegations of the complaint, 1st Atlantic agreed to the entry of a temporary restraining order enjoining 1st Atlantic from violating Sections 28(a) and 28(b) of the 1940 Act. In addition, 1st Atlantic agreed to be temporarily enjoined from making any payments to 1st Atlantic certificate holders. The Court entered the order on April 23, 2003, and set a hearing date of May 5, 2003 to hear the Commission's motion for appointment of a receiver. On May 5, 2003 the Court entered an order extending the temporary restraining order and freeze of payments to certificate holders to May 20, 2003, and set a hearing date of May 20, 2003 to hear the Commission's motion for a receiver and motion for a preliminary injunction. At the hearing on May 20, 2003, an additional order extending the temporary restraining order and freeze of payments to certificate holders to June 3, 2003 was entered by the Court. In addition, a new hearing for the Commission's motion for appointment of a receiver and its motion for preliminary injunction was scheduled for June 3, 2003.

The Company believes that neither the appointment of a receiver for 1st Atlantic nor the entry of a preliminary injunction against 1st Atlantic is necessary or appropriate. As previously reported, the Company's President, Eric M. Westbury and certain non-affiliated investors have formed a partnership that has submitted a proposal to the Board of Directors of 1st Atlantic for the purchase of the majority of 1st Atlantic's shares, now held in escrow. On April 24, 2003, the Board of Directors agreed in principle to the proposal. The Company believes that under this proposal the Commission's concerns regarding 1st Atlantic's compliance with the reserve requirements of the 1940 Act would be resolved. The Company, however, cannot provide any assurances in this regard.

Item 7. Financial Statement, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

      Exhibit No.       Description

      99.1 Order Extending Temporary Restraining Order, Freeze of Payments to Certificate Holders and Setting Hearing Date, Entered by the United States District Court for the District of Maryland, Dated May 20, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                       SBM Certificate Company
                                                            (Registrant)

         Date  May 22, 2003                         By:  /s/ Eric M. Westbury
                                                         --------------------
                                                            Eric M. Westbury
                                                            President


                                       3